_______________________________________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2015 (January 26, 2015)

______________________________

FIRST FARMERS AND MERCHANTS CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	000-10972	62-1148660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

816 South Garden Street Columbia, Tennessee	38402-1148
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (931) 388-3145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_______________________________________________________________________________________________

Section 5 - Corporate Governance and Management

Item 5.02(b), (c) and (e). Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of
Certain Officers.

On January 26, 2015, the employment of the principal financial officer of First Farmers and Merchants Corporation (the “Corporation”) and First Farmers and Merchants Bank (the “Bank”), Ms. Patricia P. Bearden, was terminated effective immediately. On January 27, 2015, Brian K. Williams, the current Executive Vice President of the Bank, was appointed as the acting Chief Financial Officer and Treasurer of the Corporation and the Bank.

The Corporation has offered Ms. Bearden severance benefits pursuant to a Settlement and General Release Agreement (the “Settlement Agreement”), which provides for, among other things, severance payments to Ms. Bearden equal to six months of Ms. Bearden’s salary immediately prior to the termination of her employment, payable bimonthly beginning upon the date that the Settlement Agreement becomes effective and irrevocable. The Settlement Agreement also includes a general release of the Corporation and its affiliates by Ms. Bearden. Pursuant to its terms, the Settlement Agreement may be executed by Ms. Bearden at any time within the 21-day period commencing on January 26, 2015. The terms of the Settlement Agreement further provide that if and when Ms. Bearden signs it, with any revisions or amendments which may be agreed to by the Corporation and Ms. Bearden, she may revoke the Settlement Agreement within seven days by written notice to the Corporation. If Ms. Bearden does not execute the Settlement Agreement or executes the Settlement Agreement and then revokes it during the 7-day period, she will not be entitled to the severance benefits provided under the Settlement Agreement.

Mr. Williams, age 44, has been employed by the Bank since 1993 and was promoted to Assistant Trust Officer in 1994.  He received several promotions during his nine years in the Bank’s Trust Department and was promoted to Vice President/Assistant Credit Officer in 2002 and Chief Credit Officer in 2004.  Mr. Williams assumed the role of Senior Executive of Commercial Banking in 2008.  On July 16, 2013, he was promoted to Executive Vice President/Director of Corporate Planning.

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the Corporation’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements can be found in the Corporation’s Annual Reports on Form 10-K, which have been filed with the Securities and Exchange Commission and are available on the Corporation’s website (www.myfirstfarmers.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FARMERS AND MERCHANTS CORPORATION

By: /s/ T. RANDY STEVENS
T. Randy Stevens
Chief Executive Officer

Date: January 27, 2015